Filed pursuant to Rule 497(e)
Registration Nos. 333-118634; 811-21625

Intrepid Capital Management Funds Trust

Intrepid Capital Fund Institutional Class (Ticker: ICMVX) Investor Class (Ticker: ICMBX)	Intrepid International Fund Institutional Class (Not Available for Sale) Investor Class (Ticker: ICMIX)
Supplement dated May 8, 2019
to the Summary Prospectus and Statutory Prospectus,
each dated January 28, 2019

Effective as of April 30, 2019, Ben Franklin no longer serves as the portfolio manager of the Intrepid International Fund or as part of the investment team of the Intrepid Capital Fund. Mr. Matt Parker, CFA®, CPA, has assumed responsibility for the day-to-day management of the portfolio of the Intrepid International Fund.
Mr. Mark Travis, President of Intrepid Capital Management, Inc., the Funds’ investment adviser (the “Adviser”), will continue to have the responsibility for the day-to-day management of the Intrepid Capital Fund, and Clay Kirkland, CFA®, Matt Parker, CFA®, CPA, Hunter Hayes, and Joe Van Cavage, CFA® will continue to serve as part of the investment team of the Intrepid Capital Fund.
Effective immediately, disclosures in the Summary Prospectus and Prospectus are hereby amended as follows:

The sub-section entitled “Summary Section—Intrepid Capital Fund—Management—Portfolio Manager” is revised as follows:

Portfolio Manager: Mark Travis has served as the portfolio manager of the Fund since its inception in 2005 and is the President of the Adviser.  Clay Kirkland, CFA®, Matt Parker, CFA®, CPA, Hunter Hayes, and Joe Van Cavage, CFA®, have served as part of the investment team of the Fund since 2019.

The sub-section entitled “Summary Section—Intrepid International Fund—Management—Portfolio Manager” is revised as follows:

Portfolio Manager:  Matt Parker, CFA®, CPA has served as the portfolio manager of the Fund since 2019 and is a Vice President of the Adviser.

The sub-section entitled “Management of the Funds” is revised in part to remove all references to Mr. Franklin, and to replace disclosure for Mr. Parker with the following:

Matt Parker, CFA®, CPA Intrepid Endurance Fund Intrepid Capital Fund Intrepid Disciplined Value Fund Intrepid International Fund
Matt Parker is the portfolio manager of the Intrepid International Fund and a co-lead portfolio manager of the Intrepid Endurance Fund. Mr. Parker joined the Adviser in 2014 and was named a Vice President of the Adviser in 2018. Mr. Parker has served on the investment team for the Intrepid Capital Fund and Intrepid Disciplined Value Fund since 2019. He primarily focuses on domestic small cap equity securities. Mr. Parker was a research analyst for the Adviser from 2014 to 2018 and primarily focused on international equity securities. Prior to joining the Adviser, Mr. Parker was an auditor for Ernst & Young LLP from 2011-2014. A CFA Charterholder and licensed CPA, Mr. Parker received his Master of Accounting degree and BS in Business Administration degree from the University of North Carolina at Chapel Hill.

If you have any questions, please call the Intrepid Funds at 1-866-996-FUND (toll free).
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The date of this Supplement is May 8, 2019.
Please retain this Supplement for future reference.